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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - NOVEMBER 22, 2002



                                    TXU CORP.
             (Exact name of registrant as specified in its charter)


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
                     TEXAS                                    1-12833                            75-2669310
(State or other jurisdiction of incorporation)       (Commission File Number)       (I.R.S. Employer Identification No.)

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                             TXU US HOLDINGS COMPANY
             (Exact name of registrant as specified in its charter)


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
                     TEXAS                                    1-11668                            75-1837355
(State or other jurisdiction of incorporation)       (Commission File Number)       (I.R.S. Employer Identification No.)

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                 ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS
               75201-3411 (Address of principal executive offices,
                               including zip code)


        REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - 214-812-4600



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         All of the information contained in this Form 8-K is being filed by TXU
Corp. Certain of the information contained in this Form 8-K relates to TXU US Holdings Company (US Holdings), a wholly owned subsidiary of TXU Corp., and such information as its relates to US Holdings is being filed by US Holdings.

         TXU Energy Company LLC, a wholly-owned subsidiary of US Holdings, is referred to herein as "TXU Energy".

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Reference is made to the section entitled "Exchangeable Subordinated Notes" in the Current Report on Form 8-K filed by TXU Corp. and US Holdings on November 21, 2002 ("Current Report"). On November 22, 2002, TXU Energy completed the issuance of $750 million of exchangeable subordinated notes due 2012 to funds affiliated with DLJ Merchant Banking Partners III, L.P. consistent with the terms and conditions described in the Current Report. The net proceeds were used to repay debt.

         On November 25, 2002, TXU Corp. announced that it has not completed its formal planning process and therefore is not providing guidance for 2003 at this time. However, due to the issuance of the exchangeable subordinated notes due 2012 and planned equity issuance, TXU is more comfortable with those current analyst fully diluted earnings estimates which are nearer $2.00 per share. TXU Corp. also announced that it is unable to provide guidance for the fourth quarter at this time.


ITEM 7.  EXHIBITS

            Exhibit No.         Description

            4(a)                TXU Energy 9% Energy Exchangeable Subordinated
                                Notes Due 2012, dated as of November 22, 2002.
            10(a)               Exchange Agreement, dated as of November 22,
                                2002, among TXU Corp., TXU Energy and UXT
                                Holdings LLC and UXT Intermediary LLC.
            10(b)               Registration Rights Agreement, dated as of
                                November 22, 2002, among TXU Corp. and UXT
                                Holdings LLC and UXT Intermediary LLC.
            99(a)               News Release, dated November 25, 2002.


FORWARD-LOOKING STATEMENTS

         This report and other presentations made by TXU Corp. and/or US Holdings contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU Corp. and US Holdings each believe that in making any such statement its expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements section of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU Corp.'s and US Holdings' Annual Reports on Form 10-K for the year ended December 31, 2001 and factors contained in the Risk Factors that May Affect Future Results and Forward-Looking Statements sections of Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU Corp.'s, and US Holdings' Quarterly Reports on Form 10-Q for the quarterly period ended September 30, 2002, as well as various regulatory issues; general industry trends; changes in business strategy or development plans; changes in, or failure or inability to comply with, governmental regulations, including, without limitation, environmental regulations; global financial and credit market conditions; unanticipated changes in operating expenses and capital expenditures; legal and administrative proceedings and settlements; inability of the various counterparties to meet their obligations with respect to financial instruments; changes in tax laws; credit rating agency actions; among others that could cause the actual results of TXU Corp. or US Holdings to differ materially from those projected in such forward-looking statements.

         Any forward-looking statement speaks only as of the date on which such statement is made. Neither TXU Corp. nor US Holdings undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time. It is not possible for TXU Corp. or US Holdings to predict all of such factors, nor can they assess


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the impact of each such factor or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                                TXU CORP.


                                                By:      /s/Kirk R. Oliver
                                                   -----------------------------
                                                     Name:  Kirk R. Oliver
                                                     Title: Treasurer and
                                                             Assistant Secretary

Date:    November 25, 2002


                                                TXU US HOLDINGS COMPANY


                                                By:      /s/Kirk R. Oliver
                                                   -----------------------------
                                                     Name:  Kirk R. Oliver
                                                     Title: Treasurer and
                                                             Assistant Secretary

Date:    November 25, 2002




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